Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT

TO THE CREDIT AGREEMENT

dated as of August 30, 2012

Among

CASCADES INC.

CASCADES USA INC.

CASCADES EUROPE SAS

(as Borrowers)

– and –

NATIONAL BANK OF CANADA

(as Administrative Agent)

THE BANK OF NOVA SCOTIA

(as Collateral Agent)

– and –

THE LENDERS

FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

FOURTH AMENDMENT TO THE FEBRUARY 10, 2011 CASCADES CREDIT AGREEMENT made as of August 30, 2012.

BETWEEN:	CASCADES INC. (“Cascades”)

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

(each a “Borrower” and collectively, the “Borrowers”)

AND:	THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO BELOW

(each a “Lender” and collectively the “Lenders”)

AND:	NATIONAL BANK OF CANADA

(as “Administrative Agent”)

AND:	THE BANK OF NOVA SCOTIA

(as “Collateral Agent”)

RECITALS

A.	The Borrowers, the Administrative Agent, the Collateral Agent and the Lenders are party to a credit agreement dated as of February 10, 2011, as amended further to request letters dated April 14, 2011, May 19, 2011 and June 22, 2011 (the “Credit Agreement”), providing for a Facility in an amount of $750,000,000.

B.	The Lenders have been requested by the Borrowers to (i) extend the Facility Maturity Date to February 10, 2016 and (ii) reduce the Applicable Margins (or Rates) set out in the pricing grid of Schedule “A”.

C.	The parties have also agreed to changes in the amount of the Commitment of certain Lenders.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Interpretation

1.1	Capitalized terms used herein and defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement unless otherwise defined herein.

1.2	This Agreement may be referred to as the Fourth Amendment to the February 10, 2011 Cascades Credit Agreement.

1.3	Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.	Amendments to the Credit Agreement

2.1	On the date this Agreement becomes effective, the Commitments of the Lenders under the Facility and each Tranche will be as specified opposite their names on the signature pages of this Agreement.

2.2	Section 1.2 of the Credit Agreement is amended by replacing the definition of “Facility Maturity Date” with the following:

“Facility Maturity Date” means February 10, 2016;”

2.3	Section 2.14 of the Credit Agreement is deleted.

2.4	Schedule “A” to the Credit Agreement is amended by replacing the grid applicable to the Applicable Margins (or Rates) with the following grid:

Rating	Prime, US Base	Acceptance Fee / Libor European Rate/L/C Fee	Stand-By Fee
BBB/Baa2 or Higher	50.0 bps	150.0 bps	30.0 bps
BBB-/Baa3	75.0 bps	175.0 bps	35.0 bps
BB+/Bal	112.5 bps	212.5 bps	42.5 bps
BB/Ba2	150.0 bps	250.0 bps	50.0 bps
BB-/Ba3 or Lower	200.0 bps	300.0 bps	60.0 bps

2.5	Paragraph 4 of Schedule “A” to the Credit Agreement is amended to provide that adjustments to Acceptance fees as a result of a change of Rate will be payable by the Borrowers or the Lenders (as applicable), and not only by Cascades. Accordingly, paragraph 4 will be replaced by the following:

“4.	Interest, Letter of Credit fees and stand-by fees will be calculated, for any day, using the applicable Rate in effect on the relevant day. Acceptance fees will be calculated using the Rate in effect on the date such fees are payable. Any change of Rate (including as a result of an amendment to the Credit Agreement) will give rise to adjustments to Acceptance fees previously calculated if the period of calculation extended beyond the date of the modification. The adjustments will apply to the number of days remaining to accrue from the date of the modification. The adjustments will be calculated by the Administrative Agent and be payable by Cascades or the Lenders (as applicable) within three Business Days from the date of a demand therefor by the Administrative Agent.”

3.	Adjustments

On the date this Agreement becomes effective, the Administrative Agent will notify Cascades and the Lenders of the adjustments which are required to be made among the Lenders to ensure that the outstanding Borrowings under the Facility and each Tranche are owed to the Lenders in the proportion of their respective Commitments under the Facility and each Tranche (as set out on the signature pages of this Agreement). The amounts payable by Lenders as a result of such adjustments will be payable by the Lenders concerned to the Agent on the Business Day following the date of notification. The Agent will thereafter promptly remit such amounts to the Lenders in whose favour the adjustments are payable. The Borrowers will be bound by such adjustments.

4.	Effectiveness and Conditions Precedent

This Agreement will become effective on the date that the Administrative Agent notifies the Borrowers and the Lenders (through Intralinks in the case of the Lenders) that this Agreement has been executed by all parties hereto and that the Administrative Agent has received copies of the corporate documents evidencing the authority of the persons acting on behalf of the Borrowers.

5.	Fees and Expenses

5.1	On the date this Agreement becomes effective, Cascades must pay to each Lender an extension fee of 7.5 bps calculated on the total amount of its Commitment as specified opposite its name on the signature pages of this Agreement. The Administrative Agent is authorized to debit such fees to an account of Cascades with the Administrative Agent.

5.2	The Borrowers agree to pay on demand all reasonable legal fees and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement.

6.	Confirmation

Each of the Borrowers represents to the Administrative Agent and the Lenders that this Agreement will not result in any Default.

7.	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.

8.	Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

CASCADES INC.

Per: /s/ Robert F. Hall Robert F. Hall

CASCADES USA INC.

Per: /s/ Allan Hogg Allan Hogg

CASCADES EUROPE SAS

Per: /s/ Louise Paul Louise Paul

Per: /s/ Mario Plourde Mario Plourde

NATIONAL BANK OF CANADA, as Administrative Agent

Per: /s/ Dominic Albanese Dominic Albanese
Director

Per: /s/ Roch Ledoux Roch Ledoux Directeur - Director

THE BANK OF NOVA SCOTIA, as Collateral Agent

Per: illegible

(the names and signatures of the Lenders are on the next page)

[Signature page – Fourth Amendment Cascades]

Commitment Amounts		Lenders
Tranche A:	$73,333,334	National Bank of Canada
Tranche B:	$13,333,333
Tranche C:	$13,333,333	per : /s/ Dominic Albanese Dominic Albanese Director

Total:	$100,000,000	per: /s/ Roch Ledoux Roch Ledoux
		Directeur - Director

Percentage:	13.33%
		National Bank of Canada, New York Branch (in respect of Tranche B)

		per : /s/ Vincent Lima Vincent Lima - Vice President

		per: /s/ Peter Fiorillo Peter Fiorillo - AVP

Tranche A:	$73,333,334	The Bank of Nova Scotia
Tranche B:	$13,333,333
Tranche C:	$13,333,333	per : illegible

Total:	$100,000,000	per: illegible

Percentage:	13.33%

Tranche A:	$55,000,000	Canadian Imperial Bank of Commerce
Tranche B:	$10,000,000
Tranche C:	$10,000,000	per : /s/ Jens Paterson Jens Paterson Executive Director

Total :	$75,000,000	per: /s/ Peter Dietrich Peter Dietrich Executive Director

Percentage:	10.00%

		CIBC Inc., as designated Lender with respect to Tranche B

		per : illegible

		per : illegible

[Signature page – Fourth Amendment Cascades]

Commitment Amounts		Lenders
Tranche A:	$55,000,000	Caisse centrale Desjardins
Tranche B:	$10,000,000
Tranche C:	$10,000,000	per : illegible

Total :	$75,000,000

		per: illegible
Percentage:	10.00%

		Caisse centrale Desjardins US Branch, as designated Lender with respect to Tranche B

		per: /s/ Michel Brouillet Michel Brouillet Vice President

Tranche A:	$55,000,000	Wells Fargo Capital Finance Corporation Canada
Tranche B:	$10,000,000
Tranche C:	$10,000,000

Total :	$75,000,000	per : /s/ Raymond Eghobamien Raymond Eghobamien V. P.

Percentage:	10.00%	Wells Fargo Bank, N.A., as designated Lender with respect to Tranche B and Tranche C

		per : /s/ Gary W. Wessels Gary W. Wessels Senior Vice President

[Signature page – Fourth Amendment Cascades]

Commitment Amounts		Lenders
Tranche A:	$36,666,666	BNP Paribas (Canada)
Tranche B:	$6,666,667
Tranche C:	$6,666,667	per : /s/ Edouard Sinor Edouard Sinor Director

Total:	$50,000,000	per: /s/ Jean Rolin Jean Rolin

Percentage:	6.67%	BNP Paribas, New York Branch, as designated Lender with respect to Tranche B

		per : /s/ Donna La Spina Donna La Spina Vice President

		per: /s/ Jacqueline Bouych Jacqueline Bouych Vice President

		BNP Paribas, as designated Lender with respect to Tranche C

		per : illegible

		per: /s/ Lucien Charmois Lucien Charmois

Tranche A:	$36,666,666	Bank of America, N. A., Canada Branch
Tranche B:	$6,666,667
Tranche C:	$6,666,667
		per : /s/ Medina Sales de Andrade Medina Sales de Andrade Vice President
Total:	$50,000,000

Percentage:	6.67%	per :

Tranche A:	$34,833,333	Comerica Bank, Canada Branch
Tranche B:	$6,333,335
Tranche C:	$6,333,332
		per : /s/ illegible PORTFOLIO MANAGER
Total:	$47,500,000

		Comerica Bank,
Percentage:	6.33%	(in respect of Tranche B and Tranche C)

		per : illegible

[Signature page – Fourth Amendment Cascades]

Commitment Amounts		Lenders
Tranche A:	$34,833,332	Rabobank Nederland, Canadian Branch
Tranche B:	$6,333,333
Tranche C:	$6,333,335

		per : /s/ Marc J. Drouin
		Marc J. Drouin
		Vice President
Total:	$47,500,000

Percentage:	6.33%	per: /s/ Andrew Chewpa
		Andrew Chewpa
		Managing Director, RI North America Wholesale
		Regional Head Loan Product Group

Tranche A:	$25,666,666	The Toronto-Dominion Bank
Tranche B:	$4,666,667
Tranche C:	$4,666,667	per : illegible

Total:	$35,000,000	per: illegible

Percentage:	4.67%	Toronto Dominion (Texas) LLC, as designated Lender with respect to Tranche B

		per : /s/ Kelly Hundal
		Kelly Hundal - Authorized Signatory

		The Toronto-Dominion Bank, London Office, (in respect of Tranche C)

		per : /s/ James N. Stewart
		James N. Stewart
		Regional Head of Credit Management London

Tranche A:	$25,666,666	Royal Bank of Canada
Tranche B:	$4,666,667
Tranche C:	$4,666,667	per : /s/ Khalil Ben Achour
		Khalil Ben Achour
		Authorized Signatory

Total:	$35,000,000	per:

Percentage:	4.67%	Royal Bank of Canada, (in respect of Tranche B)

		per: /s/ Khalil Ben Achour
		Khalil Ben Achour
		Authorized Signatory

[Signature page – Fourth Amendment Cascades]

Commitment Amounts		Lenders
Tranche A:	$25,666,666	Bank of Montreal
Tranche B:	$4,666,667
Tranche C:	$4,666,667	per :	/s/ Bruno Jarry
Total:	$35,000,000		Bruno Jarry Director/Directeur
Percentage:	4.67%

		Bank of Montreal, Chicago Branch (in respect of Tranche B)

		per :	/s/ Yacouba Kane
			Yacouba Kane Vice President

Tranche A:	$18,333,335	Caisse de dépôt et placement du Québec
Tranche B:	$3,333,332
Tranche C:	$3,333,333	per :	/s/ Jean - Pierre Jetté
			Jean - Pierre Jetté Senior Portfolio Manager

Total:	$25,000,000	per :	/s/ James B. McMullan
Percentage:	3.33%		James B. McMullan Senior Vice President

[Signature page – Fourth Amendment Cascades]

CONFIRMATION BY THE DESIGNATED SUBSIDIARIES

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this Fourth Amending Agreement.

7251637 CANADA INC.

7678169 CANADA INC.

CASCADES CANADA ULC

CASCADES ENVIROPAC HPM LLC

CASCADES SPG SALES INC.

CASCADES GIE INC.

CASCADES HOLDING US INC.

CASCADES MOULDED PULP, INC.

CASCADES PAPERBOARD INTERNATIONAL INC.

CASCADES PLASTICS INC.

CASCADES TENDERCO INC.

CASCADES TISSUE LLC

CASCADES TRANSPORT INC.

CASCADES FINE PAPERS GROUP INC.

KINGSEY FALLS INVESTMENTS INC.

CASCADES TISSUE GROUP – IFC DISPOSABLES INC.

CASCADES TISSUE GROUP – NEW YORK INC.

CASCADES TISSUE GROUP – ARIZONA INC.

CASCADES TISSUE GROUP- SALES INC.

CASCADES TISSUE GROUP – TENNESSEE INC.

CASCADES ENERGY ACTION INC.

NORAMPAC INC.

NORAMPAC EXPORT SALES CORP.

NORAMPAC NEW ENGLAND INC.

NORAMPAC NEW YORK CITY INC.

NORAMPAC FINANCE US INC.

NORAMPAC INDUSTRIES INC.

NORAMPAC SCHENECTADY INC.

each of the foregoing entities being represented by

Name:	/s/ Robert Hall
Robert Hall, duly authorized as he so declares